Federated Government Obligations Fund
A Portfolio of Money Market Obligations Trust
SERVICE SHARES (TICKER GOSXX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2014
1. Under the heading entitled “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please delete the “Fee Table” and “Example” and replace them with the following:
This table describes the fees and expenses that you may pay if you buy and hold Service Shares (SS) of the Fund.
Shareholder Fees (fees paid directly from your investment)	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.20%
Distribution (12b-1) Fee	None
Other Expenses	0.38%[1]
Total Annual Fund Operating Expenses	0.58%
Fee Waivers and/or Expense Reimbursements[2]	0.13%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.45%
1	The Fund may pay recordkeeping fees to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. Commencing June 1, 2015, the Fund will pay recordkeeping fees of up to 0.05% for the SS class of the Fund.
2	The Adviser and its affiliates on their own initiative have agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding acquired fund fees and expenses, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's SS class (after the voluntary waivers and/or reimbursements) will not exceed 0.45% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) October 1, 2015; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased, prior to the Termination Date with the agreement of the Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
1 Year	$59
3 Years	$186
5 Years	$324
10 Years	$726
March 20, 2015
Federated Government Obligations Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452508 (3/15)
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